UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 31, 2008
Date of report (Date of earliest event reported)

ADVANCED BIOENERGY, LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52421	20-2281511
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10201 Wayzata Boulevard, Suite 250 Minneapolis, Minnesota		55305
(Address of principal executive offices)		(Zip Code)

Telephone Number: (763) 226-2701
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

ETHANOL PRODUCT OFF-TAKE AGREEMENT WITH CONAGRA TRADE GROUP, INC.

On June 1, 2008, Heartland Grain Fuels, L.P., a wholly-owned subsidiary of Advanced BioEnergy, LLC, entered into an Ethanol Product Off-Take Agreement with ConAgra Trade Group, Inc.  Pursuant to this agreement, ConAgra Trade Group will purchase and market all of the ethanol produced by Heartland Grain Fuels at its plants located in Aberdeen and Huron, South Dakota, less an estimated up to 2,000,000 gallons annually, which Heartland Grain Fuels is targeting for use in production of biodiesel, for local sales promotions or sales of E-85.  The initial term of the agreement expires June 1, 2009.  After the initial term, the agreement may be renewed by the mutual consent of the parties for up to three successive one-year periods.

The description of the agreement does not purport to be complete and is qualified in its entirety by reference to the agreement itself, which is filed as Exhibit 10.1 to this current report and is incorporated by reference herein.

Item 1.02.                                          Termination of a Material Definitive Agreement

Effective as of the close of business on May 31, 2008, Heartland Grain Fuels terminated its Ethanol Marketing Agreement with Aventine Renewable Fuels, Inc., dated November 30, 2000, as amended March 31, 2003 and December 1, 2006, in order to enter into an Ethanol Product Off-Take Agreement with ConAgra Trade Group, Inc. which would provide Heartland Grain Fuels with different terms of sale for its ethanol.  Pursuant to the agreement, Aventine marketed ethanol produced by the Huron and Aberdeen plants.  In exchange for the early termination of the agreement, Heartland Grain Fuels paid Aventine $1,500,000.  Aventine was an equity owner of Heartland Grain Fuels prior to its sale to Advanced BioEnergy.  In connection with Advanced BioEnergy’s acquisition of Heartland Grain Fuels, Aventine became an equity owner in Advanced BioEnergy.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits

10.1*	Ethanol Product Off-Take Agreement with ConAgra Trade Group, Inc.

* Material has been omitted pursuant to a request for confidential treatment and these materials have been filed separately with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 2008	ADVANCED BIOENERGY, LLC

	By	/s/ Perry Johnston
Perry Johnston
Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description	Manner of Filing
10.1*	Ethanol Product Off-Take Agreement with ConAgra Trade Group, Inc.	Filed Electronically

* Material has been omitted pursuant to a request for confidential treatment and these materials have been filed separately with the SEC.